As filed with the Securities and Exchange Commission on June 4, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-9067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47202
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47202
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2004

Date of reporting period: March 31, 2004

Item 1. Report to Stockholders.

kmpartnersfunds.com	KIRR, MARBACH PARTNERS VALUE FUND

SEMI-ANNUAL REPORT

MARCH 31, 2004

INTEGRITY AND STEWARDSHIP
“Not everything that can be counted counts, and not everything that counts can be counted.”
              – Albert Einstein
April 22, 2004

DEAR FELLOW SHAREHOLDERS:

We closed our most recent quarterly letter to shareholders by re-emphasizing our outlook that gains going forward in U.S. stocks were likely to be both more modest and much harder to come by. Nothing occurred during the first quarter of 2004 to alter our outlook and, indeed, total returns during the period for stocks were mostly positive, but relatively modest compared with recent history.

The U.S. equity market started the year strongly, but experienced a mild correction in late March, with the S&P 500 Index dropping about 5.6% from its early February high. We attribute a good portion of this decline to an increased risk factor being priced into the market, as the terrorist attack in Spain and the escalation of hostilities in Iraq served to remind investors that constant danger will be an uncomfortable fact of life for the foreseeable future. Similarly, bond yields staged an impressive rally during the quarter, as surprisingly weak reported employment numbers gave investors confidence the Federal Reserve would not be boosting interest rates anytime soon and turmoil around the globe drove investors to the “safety” of U.S. Treasury securities. As we’ll discuss in further detail, a report issued by the Labor Department in early April caused an immediate and violent reversal to the bond market rally.

We quote Warren Buffet because we like how he looks at the world and his observations make such good investment sense. In his most recent annual letter to shareholders of Berkshire Hathaway Inc., released on March 6, 2004, he said, “Our capital is underutilized now, but that will happen periodically. It’s a painful condition to be in-but not as painful as doing something stupid. (I speak from experience.)” We noted in our January letter to shareholders that with valuations becoming more extended, it was more difficult to find stocks with both the quality and risk/ reward characteristics we seek, resulting in a lower-than-normal invested level for Value Fund. We took advantage of the correction in the equity market to complete some positions that had run away from us to the upside and establish new positions. As a result, Value Fund now has a more normal invested level.

THE STOCK MARKET

As shown in the chart on the following page, although U.S. equity indices had mostly positive, but modest, total returns for the first quarter of 2004, the one-year returns (dating to the early stages of the war with Iraq) re-mained strongly positive. However, we’d point out given the pounding the S&P 500 endured during the bear market of 2000-2002, that index still had a negative return for the five-years ending March 31, 2004.
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Periods ending March 31, 2004 (4)
	Value Fund	S&P	Russell
	Total	500	Midcap
	Return	Index	Index
	(1)	(2)	(3)
3-months	3.07%	1.69%	5.14%
6-months	15.36%	14.08%	19.83%
One-year	41.10%	35.12%	50.83%
Two-years	4.52%	0.83%	8.81%
Three-years	8.03%	0.63%	9.18%
Five-years	8.81%	-1.20%	8.42%
Since Inception	8.46%	-0.22%	7.91%
(Dec. 31, 1998)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.

(1) The performance data quoted assumes the reinvestment of capital gains and income distributions. Performance also reflects fee waivers in effect. In absence of fee waivers, total return would be reduced. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2) The S&P 500 is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.
This Index cannot be invested in directly.
(3) The Russell Midcap Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks. This Index cannot be invested in directly.
(4) One-year, two-year, three-year, five-year and Since Inception returns are Average Annualized Returns.
We believe a reasonable expectation for the U.S. equity market for the near-to-intermediate term is for gains to roughly track the increase in corporate earnings. Baseline’s reported consensus among Wall Street investment strategists they polled is for S&P 500 operating earnings to increase 10% for 2004. Although we think this is a reasonable expectation, we obviously can’t predict the future. On the positive side, the economy is strong, corporate earnings are increasing, inflation and interest rates remain low and the fourth year of a presidential cycle (which we’re in) is typically good for the stock market. On the negative side, sentiment remains bullish (see the $40.8 billion inflow into equity mutual funds in January-what scandal?), speculation is alive and well (see the frenetic level of trading activity and price action of stocks on NASD’s OTC Bulletin Board, the “Wild West” of U.S. equity trading), commodity prices are increasing rapidly and, as the March terrorist attack in Spain brought into all-too clear focus, the risk of an “out of left field” event is ever present.

THE ECONOMY, INTEREST RATES AND THE BOND MARKET

The economic recovery continues. The government’s Bureau of Economic Analysis reported real gross domestic product (Real GDP) grew 4.1% in the fourth quarter of 2003, on top of the whopping 8.2% gain for the third quarter of 2003. Economists expect Real GDP to grow by 4.6% for 2004, which would be a strong performance. Investors were perplexed by the incongruity of strong growth in Real GDP, but very weak growth in employment reported for January and February. Going against the conventional wisdom of the day is not generally considered a career-enhancing move on Wall Street (i.e. “don’t
2

fight the tape”), so many investors embraced the “jobless recovery” thesis and bought more bonds as yields sank and prices rose. We were equally puzzled, but confident the probabilities favored a stronger-than-expected employment report, at some point. Sure enough, on April 2, 2004, the Labor Department released a report indicating that not only had the U.S. economy created 308,000 jobs and double the consensus expectation), the previously reported figures for February and January were being revised upward. Most bond market participants were stunned by this revelation of strength in the economy and sent the yield on the 10-year U.S. Treasury bond soaring from 3.88% to 4.15%, which The Wall Street Journal reported was the biggest single-day increase since July of 1996.

Percent Change in Top Ten Holdings
from Book Cost (as of 3/31/04)

1.	Cummins Inc.	+81.7%
2.	CIT Group Inc.	+65.4%
3.	Liberty Media Corporation A	+4.1%
4.	Caesars Entertainment, Inc.	+43.6%
5.	Washington Group Int’l., Inc.	+63.8%
6.	Citizens Communications Company	+67.6%
7.	ALLETE, Inc.	+46.9%
8.	The Gap, Inc.	+54.8%
9.	Aon Corporation	+43.7%
10.	The May Department Stores Company	+42.3%

Performance quoted represents past performance and is not a guarantee of future results.

PORTFOLIO COMMENTS

Value Fund had several holdings that experienced solid gains for the quarter ending March 31, 2004.

Caesars Entertainment, Inc., a gaming company highlighted in our January update, rose 20.4% for the quarter. The Las Vegas convention business is firming, leading to higher occupancy rates. Combined with better execution by the new management team, this led to improved fundamental performance. Cummins Inc. gained 19.4% for the quarter. Our thesis on Cummins was management had cuts costs so severely during the downturn in the heavy-duty truck business that the operating leverage on the upside would be significant. It appears Cummins’ markets are indeed rebounding and earnings growth should continue to be impressive. In addition, Cummins’ business is more diversified now, with filtration and power generation contributing meaningfully to the bottom line. Mitchells & Butlers plc, a new holding for Value Fund, owns, operates and manages pubs, bars and restaurants in the United Kingdom and Germany. Management executed their plan to increase sales, leading to a gain of 11.0% from our purchase price.

Value Fund purchased additional new names during the quarter. NeighborCare, Inc. provides pharmacy services to the long-term care marketplace. John Arlotta joined the company as CEO in July of 2003. He has extensive experience in the health-care industry and a well-conceived plan to grow their business. The company’s margins are below industry averages and we believe execution of Arlotta’s plan will drive margins higher. Neighbor-Care was spun-out from Genesis Health Ventures Inc. in December of 2003. We have found spin-outs to be fertile ground for attractive investment ideas, as they tend to be treated as “orphans” by shareholders and analysts alike. Honda Motor Co., Ltd. has one of the best profitability records of any auto manufacturer, in our opinion, but the stock sells for only 10 times current year estimated earnings. Honda has done extremely well with a number of exciting recent model introductions, including the Acura MDX and TR and the Honda Odyssey minivan. Honda is also experiencing strong demand for its small cars in China.

3

Many investors are disciplined buyers, but not sellers. When we purchase a stock, we determine a target price. This price target can change as our view of the value of the business changes. With the economy showing strength and earnings mostly coming in better than expected, our price targets for many of our holdings have increased. Even so, we used strength in certain stocks to trim our holdings. Sovereign Bancorp, Inc. was the subject of takeover rumors, which make sense in a consolidating industry. Carnival Corporation benefited greatly from a resurgence of travel, but the stock approached full valuation. Similarly, Guidant Corporation experienced a strong run, approaching our price target and causing us to begin reducing the position.

SUMMARY

We believe stock-picking ability and a steady hand at the helm will continue to be the keys to success for the balance of 2004. Although the economic recovery continues to chug along and surprises on corporate earnings have tended to be to the upside, it’s not going to be dull. Aside from the risk factors we mentioned earlier, two important factors for the financial markets have gone from being foregone conclusions a few short months ago to far from “done deals” now. It appears President Bush and John Kerry are locked in a real horse race for the November election. In addition, it’s far from clear the Fed will hold the federal funds rate at its 1958 level of 1% indefinitely. Uncertainty is the enemy of investors, so as the presidential campaign ebbs and flows and investors try to determine if the Fed will act sooner rather than later, the markets will be roiled. Again, we thank you for the trust and confidence you have placed in us by allowing us to manage your precious assets. We try to earn your business each and every day.

Regards,

Mark D. Foster, CFA
President

Mickey Kim, CFA
Vice President, Treasurer and Secretary

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Cummins, Inc. accounted for 3.1% of Value Fund’s assets as of March 31, 2004, CIT Group Inc. 3.0%, Liberty Media Corporation A 2.8%, Caesars Entertainment, Inc. 2.7%, Washington Group Int’l, Inc. 2.6%, Citizens Communications Company 2.4%, ALLETE, Inc. 2.4%, The Gap, Inc. 2.3%, Aon Corporation 2.3%, The May Department Stores Company 2.3%, Mitchells & Butlers plc 1.0%, NeighborCare, Inc. 1.2%, Honda Motor Co., Ltd. 1.4%, Sovereign Bancorp, Inc. 1.5%, Carnival Corporation 1.3% and Guidant Corporation 1.0%. Fund holdings are subject to change and are not a recommendation to buy or sell any security.

Quasar Distributors, LLC is the Distributor for Value Fund (5/04)
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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
(UNAUDITED)

ASSETS:
Investments, at current value
(cost $32,004,025)	$40,157,888
Dividends receivable	27,803
Cash	10,950
Receivable for Fund shares sold	2,973
Interest receivable	218
Other assets	20,012
Total Assets	40,219,844

LIABILITIES:
Payable for securities purchased	258,155
Accrued expenses	37,000
Payable to Adviser	26,425
Payable for Fund shares redeemed	-
Total Liabilities	321,580

NET ASSETS	$39,898,264

NET ASSETS CONSIST OF:
Capital stock	$30,732,703
Undistributed net investment
loss	(67,021)
Undistributed net realized gain
on investments	1,078,719
Net unrealized appreciation
on investments	8,153,863
Total Net Assets	$39,898,264

Shares outstanding (500,000,000
shares of $0.01 par value
authorized)	2,766,232

Net asset value, redemption price
and offering price per share	$14.42

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2004
(UNAUDITED)

INVESTMENT INCOME:
Dividend income
(net of withholding of $18)	$194,367
Interest income	15,866
Total Investment Income	210,233

EXPENSES:
Investment Adviser fees	190,288
Shareholder servicing and
accounting costs	31,005
Legal fees	26,856
Administration fees	18,117
Federal and state registration fees	12,261
Distribution fees	10,071
Custody fees	7,905
Audit fees	7,134
Directors fees	2,928
Reports to shareholders	768
Other	13,029
Total expenses before
reimbursement	320,362
Less: Reimbursement from
Investment Adviser	(44,444)
Net Expenses	275,918

NET INVESTMENT LOSS	(65,685)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	1,806,577
Change in unrealized appreciation
on investments	3,553,609
Net realized and unrealized gain
on investments	5,360,186

NET INCREASE IN NET ASSETS
RESULTING FROM
OPERATIONS	$5,294,501

See Notes to the Financial Statement
5

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2004	Year Ended
	(Unaudited)	September 30, 2003

OPERATIONS:
Net investment loss	$(65,685)	$(91,536)
Net realized gain on investments	1,806,577	682,330
Change in unrealized appreciation on investments	3,553,609	6,371,299

Net increase in net assets resulting from operations	5,294,501	6,962,093

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,115,548	14,916,286
Shares issued to holders in reinvestment of dividends	-	-
Cost of shares redeemed	(3,490,185)	(12,563,252)

Net increase (decrease) in net assets from capital
share transactions	(374,637)	2,353,034

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	-	-
From net realized gains	-	-

Total dividends and distributions	-	-

TOTAL INCREASE IN NET ASSETS	4,919,864	9,315,127

NET ASSETS:
Beginning of period	34,978,400	25,663,273

End of period (including undistributed net investment
loss of $67,021 and $1,336, respectively)	$39,898,264	$34,978,400

CHANGES IN SHARES OUTSTANDING:
Shares sold	224,265	1,402,430
Shares issued to holders in reinvestment of dividends	-	-
Shares redeemed	(255,549)	(1,187,976)

Net increase (decrease)	(31,284)	214,454

See Notes to the Financial Statement
6

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period.

								December 31,
								1998(1)
	Six Months Ended							through
	March 31, 2004		Year Ended September 30,					September 30,
	(Unaudited)		2003		2002	2001	2000	1999

PER SHARE DATA:

Net asset value, beginning of period	$12.50		$9.94		$11.36	$11.51	$9.91	$10.00

Income from investment operations:
Net investment income (loss)	0.02		(0.03)		0.00 (2)	0.02	0.00 (3)	0.04
Net realized and unrealized gain (loss)
on investments	1.90		2.59		(0.69)	(0.17)	1.65	(0.13)

Total from investment operations	1.92		2.56		(0.69)	(0.15)	1.65	(0.09)

Less distributions:
Dividends from net investment income	-		-		(0.01)	-	(0.04)	-
Distributions from net capital gains	-		-		(0.72)	-	-	-
Distributions from tax return of capital	-		-		-	-	(0.01)	-

Total distributions	-		-		(0.73)	-	(0.05)	-

Net asset value, end of period	$14.42		$12.50		$9.94	$11.36	$11.51	$9.91

TOTAL RETURN	15.36	%(4)	25.76%		(7.58)%	(1.30)%	16.77%	(0.90	)% (4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period	$39,898,264		$34,978,400		$25,663,273	$25,760,283	$20,182,911	$18,172,971

Ratio of expenses to average net assets:
Before expense reimbursement	1.68	% (5)	1.68%		1.64%	1.86%	1.97%	3.01	% (5)
After expense reimbursement	1.45	% (5)	1.49	% (6)	1.50%	1.50%	1.50%	1.50	% (5)

Ratio of net investment income (loss) to
average net assets:
Before expense reimbursement	(0.58	)% (5)	(0.49)%		(0.29)%	(0.18)%	(0.41)%	(0.76	)% (5)
After expense reimbursement	(0.35	)% (5)	(0.30)%		(0.15)%	0.12%	0.06%	0.75	% (5)

Portfolio turnover rate	16.88%		39.60%		68.27%	80.05%	96.48%	77.79%

(1) Commencement of operations.
(2) Actual rate was (0.003).
(3) Actual rate was (0.004).
(4) Not annualized.
(5) Annualized.
(6) Expense cap was decreased to 1.45% on August 4, 2003.

See Notes to the Financial Statements
7

SCHEDULE OF INVESTMENTS
MARCH 31, 2004
(UNAUDITED)

Number
of Shares		Value
	COMMON STOCKS - 92.4%

	Advertising Agencies - 1.8%
46,550	The Interpublic Group
	of Companies, Inc.*	$715,939

	Auto Manufacturers - 1.4%
24,550	HONDA MOTOR CO., LTD. - ADR	568,087

	Business Services - 3.0%
14,700	Automatic Data Processing, Inc.	617,400
24,000	Cendant Corporation	585,360
		1,202,760

	Closed-End Investment Companies - 0.7%
10,862	Tortoise Energy Infrastucture
	Corporation*	272,093

	Communications & Media - 6.8%
36,650	Emmis Communications
	Corporation - Class A*	872,637
3,100	Hearst-Argyle Television, Inc.	83,359
34,900	Insight Communications Company,
	Inc*	349,000
48,600	Sinclair Broadcast Group, Inc. -
	Class A*	607,500
29,410	Vivendi Universal SA - ADR*	780,541
		2,693,037

	Computers & Software - 1.8%
13,900	Affiliated Computer Services, Inc. -
	Class A*	721,410

	Consumer Products - 2.8%
28,500	AutoNation, Inc.*	485,925
11,400	The Black & Decker Corporation	649,116
		1,135,041

	Energy / Natural Resources - 0.5%
6,300	Marathon Oil Corporation	212,121

Number
of Shares		Value

	Financial Services - 11.4%
20,700	Amvescap Plc - ADR	$313,191
47,900	BearingPoint, Inc.*	513,488
31,500	CIT Group Inc.	1,198,575
23,900	Commercial Federal Corporation	659,640
37,600	Janus Capital Group Inc.	615,888
27,750	Sovereign Bancorp, Inc.	594,405
27,600	Viad Corp	667,092
		4,562,279

	Food & Beverage - 6.0%
23,800	Cadbury Schweppes Plc - ADR	765,170
23,000	Jack in the Box Inc.*	574,310
79,800	Mitchells & Butlers Plc - ADR	392,616
31,900	Safeway Inc.*	656,502
		2,388,598

	Health Care - 3.2%
25,500	Apria Healthcare Group Inc.*	763,470
20,400	NeighborCare, Inc.*	494,700
		1,258,170

	Insurance - 8.2%
1,859	Alleghany Corporation	459,844
32,700	Aon Corporation	912,657
10,100	CIGNA Corporation	596,102
10,950	PartnerRe Ltd. - f	602,798
46,800	UnumProvident Corporation	684,684
		3,256,085

	Manufacturing / Production - 7.3%
21,100	Cummins Inc.	1,233,295
18,100	EMCOR Group, Inc.*	664,270
28,000	Washington Group International, Inc.*	1,025,080
		2,922,645

See Notes to the Financial Statements
8

SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2004
(UNAUDITED)

Number
of Shares		Value

	Medical - 3.0%
6,100	Bausch & Lomb Incorporated	$365,817
13,250	Baxter International Inc.	409,292
6,500	Guidant Corporation	411,905
		1,187,014

	Real Estate - 1.0%
9,800	The St. Joe Company	398,762

	Real Estate Investment Trusts (REITs) - 1.0%
23,300	Crescent Real Estate Equities
	Company	418,701

	Retail - 9.8%
36,600	Blockbuster Inc. - Class A	640,500
37,500	Dillard's, Inc. - Class A	718,500
23,800	Dollar Tree Stores, Inc.*	735,182
41,900	The Gap, Inc.	918,448
26,300	The May Department Stores Company	909,454
		3,922,084

	Telecommunications - 8.9%
15,450	ALLTEL Corporation	770,801
74,800	Citizens Communications Company*	967,912
102,300	Liberty Media Corporation - Class A*	1,120,185
9,600	Telephone and Data Systems, Inc.	680,352
		3,539,250

	Toys - 1.6%
35,000	Mattel, Inc.	645,400

	Transportation - 1.5%
24,800	Canadian Pacific Railway Limited - f	599,664

Number
of Shares		Value

	Travel & Recreation - 8.3%
83,100	Caesars Entertainment, Inc.*	$1,083,624
11,850	Carnival Corporation - f	532,183
55,000	Hilton Hotels Corporation	893,750
24,900	IAC/InterActiveCorp*	786,591
		3,296,148

	Utilities - 2.4%
27,300	ALLETE, Inc.	957,957

	Total common stocks
	(cost $28,719,382)	36,873,245

Principal
Amount
	SHORT-TERM INVESTMENTS - 8.2%

	Variable Rate Demand Notes**
$1,239,394	American Family, 0.6908%, 12/31/2031	1,239,394
1,126,000	FHLB Discount Note, 0.7500%, 4/1/2004	1,126,000
919,249	Wisconsin Corporate Central
	Credit Union, 0.7600%, 12/31/2031	919,249

	Total short-term investments
	(cost $3,284,643)	3,284,643

	Total investments - 100.6%
	(cost $32,004,025)	40,157,888

	Liabilities in excess of other
	assets - (0.6)%	(259,624)

	TOTAL NET ASSETS - 100%	$39,898,264

*	-- Non-income producing security.
**	-- Variable rate security as of March 31
2004	-- ADR -- American Depository Receipt.
[f]	-- Foreign security.

See Notes to the Financial Statements
9

NOTES TO THE FINANCIAL STATEMENTS - MARCH 31, 2004 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Kirr Marbach Partners Fund, Inc. (the "Corporation") was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NAS-DAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b) Federal Income Taxes – A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c) Income and Expenses - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
10

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2004 (UNAUDITED)

f) Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securiities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments by the fund: for the six months ended March 31, 2004, were as follows:

	Purchases	Sales
U.S. Government	$–	$–
Other	$6,509,268	$5,712,494

At September 30, 2003, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation	$5,454,926
(Depreciation	(854,672)
Net appreciation on investments	$4,600,254

At September 30, 2003 the cost of investments for federal income tax purposes was $30,738,619.

At September 30, 2003 the Fund had accumulated net realized capital loss carryovers of $727,858. $149,282 of the loss expires in 2010 and $578,576 of the loss expires in 2011. The Fund did not have any post-October losses deferred at September 30, 2003.

As of September 30, 2003, as a result of permanent book-to-tax difference, accumulated net investment loss had been decreased by $96,826 and capital stock had been decreased by $96,823 and undistributed net realized (loss) on investments had been decreased by $3. The permanent book-to-tax difference is due to net operating losses.

The Fund did not have any dividend distributions during the six months ended March 31, 2004, nor during the fiscal year ended September 30, 3003.

As of the end of the fiscal year ended September 30, 2003, the Fund had distributable earnings of $3,871,060, which consisted of the following:

Net unrealized appreciation	$4,600,254
Undistributed net realized (loss)	(727,858)
Undistributed net investment (loss)	(1,336)
$3,871,060

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2004 (UNAUDITED)

3. AGREEMENTS
The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”). Pursuant to its Advisory Agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

On May 19, 2003, the Board of Directors of the Fund approved an amendment to the Expense Cap/Reimbursement Agreement with the Investment Adviser to reduce the expense cap from 1.50% to 1.45%. This adjustment came into effect on August 4, 2003. Consequently, the Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.45% of its average daily net assets until December 31, 2004. Accordingly, for the six months ended March 31, 2004, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $44,444. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after December 31, 2004. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Year of expiration	Amount
9/30/2004	$71,891
9/30/2005	42,951
9/30/2006	58,394
9/30/2007	44,444

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provide shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the six months ended March 31, 2004, the Fund incurred expenses of $10,071 pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.
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D I R E C T O R S	D I S T R I B U T O R	I N D E P E N D E N T
Mark D. Foster, CFA	Quasar Distributors, LLC	A C C O U N TA N T S
Mickey Kim, CFA	615 East Michigan Street	KPMG LLP
Jeffrey N. Brown	Milwaukee, Wisconsin 53202	303 E. Wacker Drive
Mark E. Chesnut		Chicago, Illinois 60601
John F. Dorenbusch
C U S T O D I A N
	U.S. Bank, N.A.	L E G A L C O U N S E L
P R I N C I PA L O F F I C E R S	425 Walnut Street	Kirkland & Ellis LLP
Mark D. Foster, CFA, President	Cincinnati, Ohio 45202	200 E. Randolph Dr.
Mickey Kim, CFA, Vice President,		Chicago, Illinois 60601
Treasurer and Secretary
A D M I N I S T R AT O R , T R A N S F E R
	A G E N T A N D D I V I D E N D -	This report should be accompanied
I N V E S T M E N T A D V I S E R	D I S B U R S I N G A G E N T	or preceded by a prospectus.
Kirr, Marbach & Company, LLC	U.S. Bancorp Fund Services, LLC
621 Washington Street	Third Floor
Columbus, Indiana 47202	615 E. Michigan Street
Milwaukee, Wisconsin 53202

The Fund’s Statement of Additinal Information contains additional information about the Fund’s directors and is available without charge upon request by calling 1-800-808-9444; on the Fund’s website, www.kmpartnersfunds.com; or on the SEC’s website, at www.sec.gov.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending Septembeer 30, 2004 will be available after November 30, 2004 by calling 1-800-808-9444 and on the SEC’s website.

SEMI-ANNUAL REPORT

MARCH 31, 2004

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6. Schedule of Investments.

Included in report to shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to Registrant.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable to Registrant.

Item 10. Controls and Procedures.

(a)The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

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Item 11. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)
Mark D. Foster, President

Date June 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

Mark D. Foster, President
Date June 4, 2004

By (Signature and Title)*

Mickey Kim, Treasurer
Date June 4, 2004

* Print the name and title of each signing officer under his or her signature.

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